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                                                                   Exhibit 10(b)

                             SKYLANDS COMMUNITY BANK

                      1991 NON-QUALIFIED STOCK OPTION PLAN

      1. Purpose of the Plan. This 1991 Non-Qualified Stock Option Plan (the "Plan") is intended as an additional incentive to Key Employees of Skylands Community Bank (the "Company"), in order that they may enter into or remain in the employ of the Company and its Subsidiaries and to devote themselves to the Company's success, by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of Options to acquire the Company's Common Stock. Accordingly, the Company shall, from time to time during the effective period of this Plan, grant to Key Employees Options to purchase shares of the Company's Common Stock in the manner and subject to the conditions specified in this Plan.

      2.Definitions.

      2.1 "Board" shall mean the Company's Board of Directors.

      2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include such section as it is currently in force, as it may be amended from time to time, and shall include any substitute section.

      2.3 "Common Stock" shall mean the Common Stock, par value $2.50 per share, of the Company, except as this definition may be modified as provided in Section 14.

      2.4 "Department" shall mean the New Jersey Department of Banking.

      2.5 "Disability" shall mean permanent and total disability, as defined in
Section 22(e)(3) of the Code.

      2.6 "Employee Option" shall mean an Option granted to a Grantee who is a Key Employee of the Company or any Subsidiary.

      2.7 "Fair Market Value" shall mean the good faith determination of the Committee as to the fair market value of a share using any reasonable method of valuation.

      2.8 "Grantee" shall mean a Key Employee of the Company or any of its Subsidiaries to whom an Option is granted.

      2.9 "Key Employees" shall mean those employees (including executive officers and directors who are also employees) of the Company and any Subsidiaries who, in the judgement of the Committee, are considered important to the future of the Company.

      2.10 "Act" shall mean the New Jersey Bank Officers and Employees' Stock Option Plan Act.

      2.11 "Non-Employee Director" shall mean a member of the Board of Directors of the Company who is neither an employee nor an officer of the Company or any of its Subsidiaries.

      2.12 "Option" shall mean a non-qualified stock option granted pursuant to this Plan the tax consequences as to which are generally governed by Section 83 of the Code.

      2.13 "Plan" shall mean this 1991 Non-Qualified Stock Option Plan of the Company.

      2.14 "Stock Option Committee" or "Committee" shall mean the individuals designated from time to time by the Board to perform administrative functions pursuant to Section 3 of this Plan.

      2.15 "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an Option is granted hereunder, each of the


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corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      3. Administration. 3.1 This Plan shall be administered by the Stock Option Committee. The Committee shall consist of three or more members, all of whom shall be Non-Employee Directors. The Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

      3.2 Any discretionary authority vested in the Committee shall not be exercised in contravention of the terms of this Plan.

      3.3 Subject to the provisions of this Plan and the applicable requirements of federal and state law, the Committee shall have authority, in its discretion, to take the following actions:

            (a) to determine the Key Employees to be granted Options under this Plan;

            (b) to determine the number of shares subject to each Option;

            (c) to determine the time or times at which Options will be granted;

            (d) to determine the option price of the shares subject to each Option, which price shall be not less than the minimum specified in
      Section 7 of this Plan;

            (e) to determine or change the time or times when each Option becomes exercisable and the duration of the exercise period; provided, however, that no Option shall be exercisable until (i) two-thirds of the holders of shares of Common Stock of the Company entitled to vote at a meeting of the Company's stockholders, voting as a single class, shall have approved the Plan; or (ii) the Company shall have fully complied with the terms and provisions of the Act;

            (f) to prescribe the form or forms of the instruments evidencing any Options granted under this Plan (which forms shall be consistent with this Plan but need not be identical to one another);

            (g) to adopt, amend and rescind such rules and regulations as it determines are necessary or advisable in the administration of this Plan;

            (h) to construe and interpret this Plan, the rules and regulations and the instruments evidencing Options granted under this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan;

            (i) to delegate such administrative functions as it deems appropriate; and

            (j) in general, to exercise full and final authority (consistent with this Plan) over all matters relating to the Plan, the powers denominated above being by way of example and not of limitation.

      Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

      3.4 No member of the Committee shall be personally liable to the Company or its stockholders for damages for any action taken or determination made in good faith. The members of the Committee shall be indemnified by the Company for any acts or omissions in connection with the Plan to the full extent permitted by the Company's Certificate of Incorporation and New Jersey law.

      4. Shares Available for Options. 4.1 The aggregate number of shares of Common Stock for which Options may be granted under this Plan shall be 50,006 shares of Common Stock, subject to adjustment as provided in Section 14. Such shares shall be reserved for Options granted under this Plan.

      4.2 The shares transferred by the Company upon the exercise of Options under this Plan shall consist of authorized but unissued shares of Common Stock.


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      4.3 The aggregate number of shares of Common Stock that may be issued or purchased under this Plan shall not exceed 5% of the outstanding shares of Common Stock of the Company at the time of the adoption of the Plan. The aggregate number of shares of Common Stock that may be issued or purchased under this Plan when taken together with the number of shares of Common Stock which may be issued or purchased under any other plan providing for options shall not exceed 10% of the outstanding shares of Common Stock of the Company at the time of adoption of the Plan.

      4.4 If an Option granted under this Plan shall expire or terminate for any reason without having been fully exercised, then the unexercised portion of such Option shall again be available for the granting of other Options under this Plan.

      4.5 Options granted under this Plan shall be non-qualified stock options whose tax consequences are generally governed by section 83 of the Code. All Options granted hereunder shall be clearly identified as non-qualified stock options.

      5. Eligibility. 5.1 The Committee may, consistent with the purposes and terms of this Plan, grant options, from time to time, to Key Employees of the Company and its Subsidiaries, and covering such number of shares of Common Stock as it may determine. Grantees, including those who have been granted options under stock option plans heretofore or hereafter adopted by the Company, may receive more than one Option under the Plan, subject to the limitations of this Plan.

      5.2 No director of the Company or any Subsidiary, who is not also a Key Employee, shall be entitled to receive options under the Plan.

      6.Terms and Conditions of Employee Options. 6.1 Except as herein provided, each Employee Option granted hereunder shall be exercisable for such period as the Committee shall determine at the time of grant; provided, however, that (i) such period may not commence until at least six months following the date of grant, except in the event of the death, Disability, retirement in accordance with the Company's retirement plans or involuntary termination of employment other than for cause of the Grantee before the expiration of such period; (ii) no Option shall be exercisable until two-thirds of the holders of shares of Common Stock of the Company entitled to vote at a meeting of the Company's stockholders, voting as a single class, shall have approved the Plan; (iii) the Company shall have fully complied with terms and provisions of the Act; (iv) in no event shall an Option be exercisable more than ten years from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

      6.2 An Employee Option shall terminate immediately, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Company or any Subsidiary, except that:

            (a) Subject to the limitations on exercisability set forth in
      Section 6.1, if the Grantee dies while in the employ of the Company or any Subsidiary, the Grantee's rights under the Option may be exercised as to all shares of Common Stock covered thereby, by his legal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, at any time within twelve months following his death;

            (b) if the employment of the Grantee is terminated because of Disability, the Grantee's rights under the Option may be exercised as to all shares of Common Stock covered thereby, by the Grantee or his guardian or other legal representative, at any time within twelve months following termination of his employment because of Disability;

            (c) if the employment of the Grantee is terminated by reason of his retirement in accordance with the terms of the Company's retirement plans or with the consent of the Committee or is involuntarily terminated other than for cause, the Grantee's rights under the Option may be exercised as to all shares of Common Stock covered thereby, at any time within 3 months after termination of employment. Termination for cause shall mean termination of employment by


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      reason of habitual alcohol or drug abuse, commission of a felony, fraud, willful misconduct, the unauthorized disclosure of any Company data, secret or financial, which has resulted, or is likely to result, in damage to the Company, all as the Board in its sole and absolute discretion, shall determine.

      6.3 Notwithstanding anything contained in Section 6.2 to the contrary, no Option rights shall be exercisable by anyone after the expiration of the term of the Option.

      6.4 Transfers of employment between the Company and any Subsidiary or between Subsidiaries shall not constitute termination of employment for purposes of any Option granted under the Plan. For purposes of this Plan, an employee who is on a leave of absence approved by the Company or any Subsidiary shall not be deemed to have terminated his employment.

      6.5 In its sole discretion, the Committee may extend the exercise period provided for in Section 6.2(a), (b) and (c).

      7. Option Price. 7.1 The option price shall be not less than 85% of the Fair Market Value of the shares subject to such Option on the date of grant.

      7.2 Notwithstanding any provisions in Section 7.1 to the contrary, in no event shall the option price of authorized but unissued shares of Common Stock of the Company be less than the par value of such stock.

      8. Non-Transferability of Options. No Option granted under this Plan shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and, except as otherwise provided in Section 6, such Option may only be exercised by the Grantee during his lifetime.

      9. Option Agreements. 9.1 The grant of every Option shall be evidenced by and conditioned upon the execution of a written option agreement between the Company and the Grantee. The option agreement shall set forth the number of shares subject to the Option, the option price, the term during which the Option may be exercised, and any other provisions not inconsistent with the provisions of this Plan, which the Committee may deem necessary or appropriate from time to time. The Committee may approve a form or forms of option agreements which the Committee, in its discretion, may specify as the sole forms of option agreement effective to grant Options to Key Employees under this Plan.

      9.2 Notwithstanding the date upon which an option agreement may be executed, the date upon which an Option is deemed to be granted shall be the effective date of the approval of an Employee Option by the Committee.

      10. Option Exercise and Payment. 10.1 Subject to Sections 5, 6 and 7, each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the option agreement evidencing such Option.

      10.2 A Grantee electing to exercise an Option shall give written notice to the Committee of such election and of the number of full shares he elects to purchase. Options shall be exercisable in such amounts as the Grantee may elect subject to such restrictions as the Committee or this Plan may provide.

      10.3 Payment of the option price shall be tendered to the Company in cash, including certified check, bank draft or money order.

      11. No Rights as Stockholder. Neither the Grantee nor the personal representatives, heirs or legatees of such Grantee shall be or have any rights or privileges of a stockholder of the Company with respect to any shares subject to an Option unless and until certificates evidencing such shares shall have been issued and delivered to the Grantee or to such personal representatives, heirs or legatees.

      12. No Rights to Continued Employment. This Plan and any Option granted under the Plan shall not confer upon any Grantee any right with respect to continuation of employment by the Company or


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any Subsidiary, nor shall they interfere in any way with the right of the
Company or any Subsidiary by which a Grantee is employed to terminate his employment at any time.

      13. Additional Property. At the time any Option is exercised, the Committee, in its discretion, may transfer to the Grantee such additional property as it may determine, including, without limitation, cash or stock appreciation rights.

      14. Adjustment Upon Changes in Capitalization. The instruments evidencing Options granted hereunder shall contain such provisions as the Committee shall deem appropriate to adjust the number and classes of shares covered thereby, or to adjust the option prices, or both, in the event of the sale or other disposition or distribution by the Company of all or a portion of its assets or any change in the outstanding Common Stock of the Company by reason of stock dividends, stock split-ups, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like, of or by the Company. To prevent dilution or enlargement of rights in the event of any such change, the aggregate number and classes of shares for which Options thereafter may be granted under this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change.

      15. Withholding Taxes. Whenever under the Plan shares of Common Stock are to be issued upon exercise of Options, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. In the alternative, at the Grantee's request and at the sole discretion of the Committee, the Company may withhold that number of shares of Common Stock covered by the Option or allow the Grantee to deliver already-owned shares of Common Stock (in either case based on the Fair Market Value of such shares on the date of exercise) which would satisfy the withholding tax amounts due in connection with the shares to be issued to the Grantee upon exercise of the Grantee's Option.

      16. Necessity of Stockholder Approval. This Plan and any Options granted hereunder shall be null, void and of no effect unless this Plan has been previously approved by two-thirds of the holders of Common Stock of the Company, voting as a single class, within twelve (12) months after the date of the Plan's adoption by the Board.

      17. Duration and Amendment of the Plan. 17.1 No Option may be granted under this Plan after the expiration of ten (10) years from the earlier of: (a) the date this Plan is adopted by the Board or (b) the date this Plan is approved by the stockholders of the Company.

      17.2 The Board may amend, terminate or suspend this Plan at any time; provided, however, that no such amendment shall, without approval of the Company's stockholders, (a) increase the aggregate number of shares as to which Options may be granted under this Plan except as specified in Section 14; (b) change the number of shares subject to Options or the date of grant or the exercise price of such Options; (c) materially modify the requirements as to eligibility for participation in this Plan; or (d) materially increase the benefits accruing to participants in this Plan.

      17.3 No Option may be granted during any suspension of this Plan or after this Plan has been terminated; and no amendment, suspension or termination shall, without the Grantee's consent, alter or impair any of the Grantee's rights or obligations under any Option theretofore granted to him under this Plan except insofar as a merger or consolidation of the Company or termination of employment of a Grantee or a liquidation or dissolution shall affect the cancellation of an Option.

      18. Applicable Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

      19. Binding Effect. The terms of this Plan shall be binding upon its successors and assigns.

      20. Savings Clause. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.


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                            SKYLANDS COMMUNITY BANK

               AMENDMENT TO 1991 NON-QUALIFIED STOCK OPTION PLAN

      4. Shares Available for Options. 4.1 The aggregate number of shares of Common Stock for which Options may be granted under this Plan shall be 72,083 shares of Common Stock, subject to adjustment as provided in Section 14. Such shares shall be reserved for Options granted under this Plan.


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